UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2023

PAM TRANSPORTATION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15057	71-0633135
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

297 West Henri De Tonti, Tontitown, Arkansas 72770
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (479) 361-9111

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	PTSI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

On April 27, 2023, the Annual Meeting of Stockholders of P.A.M. Transportation Services, Inc. (the “Company”) was held, at which meeting nine directors were elected to serve as the Board of Directors until the next Annual Meeting of Stockholders, the compensation of the named executive officers of the Company for 2022 was approved, the frequency of every three years was the stockholders’ preference for future advisory votes on the compensation of the Company’s named executive officers, and the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the calendar year 2023 was ratified by the Company’s stockholders. Final vote tabulations are indicated below:

(1)	Election of nine director nominees to serve until the date of the next Annual Meeting of Stockholders:

	Votes For	Votes Withheld	Broker Non-Votes
Michael D. Bishop	19,021,769	748,964	1,806,522
Frederick P. Calderone	16,553,098	3,217,635	1,806,522
W. Scott Davis	18,821,749	948,984	1,806,522
Edwin J. Lukas	16,606,385	3,164,348	1,806,522
Franklin H. McLarty	19,019,364	751,369	1,806,522
H. Pete Montaño	19,022,168	748,565	1,806,522
Matthew J. Moroun	16,457,595	3,313,138	1,806,522
Matthew T. Moroun	15,955,955	3,814,778	1,806,522
Joseph A. Vitiritto	16,472,736	3,297,997	1,806,522

(2)	Proposal to approve, on a non-binding advisory vote basis, named executive officer compensation for 2022:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,558,216	132,272	80,245	1,806,522

(3)	Proposal to approve, on a non-binding advisory vote basis, the frequency of future advisory votes on named executive officer compensation.

Votes For 1 Year	Votes for 2 Years	Votes for 3 Years	Abstain	Broker Non-Votes
2,753,182	10,797	16,927,406	79,348	1,806,522

Based on the results of this advisory vote, which was consistent with the Company’s Board of Directors recommendation, the Company will include an advisory stockholder vote on executive compensation in its proxy materials every three years. Accordingly, the next advisory (non-binding) stockholder vote on executive compensation will be held at the Company’s 2026 Annual Meeting of Stockholders. The next required advisory (non-binding) stockholder vote regarding the frequency of future advisory votes on named executive officer compensation will be held in six years at the Company’s 2029 Annual Meeting of Stockholders.

(4)	Proposal to ratify Grant Thornton LLP as the Company’s independent registered public accounting firm for 2023:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,499,803	77,113	339	0

No additional business or other matters came before the meeting or any adjournment thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P.A.M. TRANSPORTATION SERVICES, INC.
(Registrant)

Date: May 1, 2023	By:	/s/ Lance K. Stewart
Lance K. Stewart Vice President-Finance, Chief Financial Officer, and Treasurer